UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2006
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 258-0470
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events
     On February 24, 2006, Commerce Energy Group, Inc. (the “Company”) received a Notice of Demand for Arbitration (the “Demand”) relating to the Sales Agency Agreement between American Communications Network (“ACN”) and Commonwealth Energy Corporation (currently, Commerce Energy, Inc., a wholly-owned subsidiary of the Company), an agreement which ACN terminated effective February 9, 2006. On March 2, 2006, the Company issued a press release relating to the Demand. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01.           Financial Statements and Exhibits.
(c)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation

Date: March 2, 2006	By:	/s/ LAWRENCE CLAYTON, JR.

Name: Lawrence Clayton, Jr.
Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 2, 2006.